EXHIBIT 10.1

PLACEMENT AGENCY AGREEMENT

July 12, 2010

Emerson Equity LLC
155 Bovet Road, Suite 725
San Mateo, CA 94402

Re:           SPO Medical Inc.

Ladies and Gentlemen:

This Placement Agency Agreement (this “Agreement”) sets forth terms upon which Emerson Equity LLC, a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) (together with its selected dealers, the “Placement Agent”), shall be engaged by SPO Medical Inc. (the “Company”) to act as lead placement agent in connection with the private placement (the “Offering”) on a “reasonable efforts basis” of up to seventeen (17) units ($510,000) (“Units”) (the “Maximum Offering”), each Unit consisting of (i) 200,000 shares of common stock, par value $0.01 per share (“Common Stock” or the “Shares”) and (ii) three-year Common Stock Purchase Warrants (“Investor Warrants”) to purchase 100,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.25 per share.  The Company and the Placement Agent (by mutual agreement) reserve the right to increase the Maximum Offering by an additional seventeen (17) Units ($510,000) (“Overallotment”).

Subscriptions for the Units will be accepted by the Company at a price of $30,000 per Unit (the “Offering Price”), with a minimum investment of one Unit; provided, however, that subscriptions in lesser amounts may be accepted in the Company’s and Placement Agent’s discretion.  The Placement Agent shall not tender to the Company subscriptions for any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D as promulgated under Section 4(2) (“Regulation D”) of the Securities Act of 1933, as amended (the “Act”).  The Units will be offered commencing on the issue date of the Memorandum (as defined below) until September 7, 2010 (the “Initial Offering Period”), which period may be extended by the Company and the Placement Agent until up to November 9, 2010 (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”).  The date on which the Offering shall terminate shall be referred to as the “Termination Date.”

With respect to the Offering, the Company shall provide the Placement Agent, on the terms set forth herein, the exclusive right to offer and sell all of the Units being offered.  Each of the Placement Agent and the Company may, in its sole reasonable discretion, accept or reject in whole or in part any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase.

The Offering will be made by the Company solely pursuant to the Memorandum (as hereinafter defined), which at all times will be in form and substance reasonably acceptable to the Placement Agent, the Company and their respective counsel and contain such legends and other information as such parties and their respective counsel may, from time to time, deem necessary and desirable to be set forth therein.  “Memorandum” as used in this Agreement means the Company’s Confidential Private Placement Memorandum dated July 9, 2010, inclusive of all annexes, and all amendments, supplements and appendices thereto and all documents incorporated therein by reference.

1.             Appointment of Placement Agent.

(a)           On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent of the Company during the Offering Period to assist the Company in finding qualified subscribers for the Offering.  On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder in a professional and businesslike manner and to use its commercially reasonable efforts to assist the Company in finding subscribers of Units who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D and to complete the Offering.  The Placement Agent has no obligation to purchase any of the Units.  Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the last Closing (as defined below).  Prior to the Termination Date, the Company shall not engage any other party to act as placement agent of any type of security (either debt or equity).  Notwithstanding anything contained herein, in the event that closings for in excess of $250,000 are not consummated on or before August 20, 2010, the engagement of the Placement Agent will, at the Company’s option upon written notice to the Placement Agent, become a non-exclusive engagement and, in such event the Company will revise the Memorandum (provided such revised Memorandum is provided to the Placement Agent so that it has an opportunity to comment on such revisions) to reflect the non-exclusivity of Emerson as placement agent.

(b)           The Placement Agent shall not contact any potential investors regarding the offering of the Units unless the following procedures are complied with. The Placement Agent has furnished the Company with a list of potential investors, as may be supplemented from time to time (hereinafter the "Potential Investor List") that it may solicit with respect to the Offering.  The Potential Investor List is annexed hereto as Exhibit A and has been approved by the Company.  To the extent the Placement Agent desires to add names to the list, it will provide notice via email to the Company.  The Company shall have two business days from such e-mail delivery to object to any person or entity on the Potential Investor List, citing the reason for such objection. The failure of the Company to timely object shall be deemed to represent its consent to the approach of such person.

2.            Representations and Warranties.

Except as otherwise disclosed in the SEC Documents (as defined below) or in the Memorandum, the following representations and warranties of the Company are true and correct as of the date of this Agreement:

(a)           The Company and each subsidiary of which the Company owns, directly or indirectly, a controlling interest (a “Subsidiary”) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company has no Subsidiaries, other than SPO Medical Equipment Ltd., a company incorporated under the laws of the State of Israel and SPO Ltd., a company incorporated under the laws of the State of Israel.  Except as disclosed in the SEC Documents, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all liens, security interests, charges, pledges or similar encumbrances (“Liens”) and all of the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive rights of first refusal and other similar rights.  The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital stock or other equity securities of its Subsidiaries that are owned by the Company. As used herein, “SEC Documents” means all of the Company’s reports, schedules, financial statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) including, without limitation, the Company Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 29, 2010, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, filed with SEC on May 14, 2010 and the Company's Current Report on Form 8-K filed on July 2, 2010 and as amended and filed with the SEC on July __, 2010.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For purposes of this Agreement “Material Adverse Effect” shall mean a material adverse effect on (1) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and each Subsidiary taken as a whole; or (2) the ability of the Company to perform its obligations under the Transaction Documents (as defined herein).

(b)           The Company and each Subsidiary has all requisite power and authority to conduct its business as presently conducted and as proposed to be conducted, with respect to the Company only, to enter into and perform its obligations under this Agreement, the Subscription Agreement annexed to the Memorandum (the “Subscription Agreement”), the Investor Warrants and the warrants to be issued to the Placement Agent at each closing of the Offering (“Placement Agent Warrants” and collectively with the aforementioned agreements and instruments, the “Transaction Documents”).  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required.  At the time of the initial Closing and each subsequent closing the Company will have all requisite power and authority to issue, sell and deliver the securities comprising the Units and the Placement Agent Warrants and the securities underlying such Units and Placement Agent Warrants.  Upon due execution and delivery, the Transaction Documents will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally, securities laws applicable to indemnification and contribution obligations of the kind set forth herein and to general equitable principles and the availability of specific performance.

(c)           None of the execution and delivery of, or performance by the Company under the Transaction Documents, will conflict with or violate, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company or any of its Subsidiaries under any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or their respective assets may be bound, or any term of the charter or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its Subsidiaries or any of their respective assets.

(d)           None of the Units, the Investor Warrants, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Investor Warrants or the Placement Agent Warrants are subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the anti-dilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company.

(e)           As of the date of the initial Closing, the Common Stock and Common stock underlying the Investor Warrants and Placement Agent Warrants have been duly authorized and, when issued and delivered against payment therefore as provided in the Transaction Documents, will be validly issued, fully paid and nonassessable and shall be free and clear of all liens, charges restrictions, claims and encumbrances imposed by or through the Company other than as provided in the Transaction Documents.

(f)           No consent, authorization or filing of or with any United States court or government authority is required in connection with the consummation of the transactions contemplated herein, except for required filings with the United States Securities and Exchange Commission (the “SEC”) and applicable “Blue Sky” or state securities commissions relating specifically to the Offering.

(g)         The Memorandum does not, and will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.  There is no fact which the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware which materially adversely affects or could materially adversely affect the business prospects, financial condition, operations, property or affairs of the Company or any of its Subsidiaries.

(h)           The Memorandum has been diligently prepared by the Company, and, to the Company’s knowledge, is in compliance with Regulation D, the Act and the requirements of all other rules and regulations (the “Regulations”) of the Securities and Exchange Commission (the “SEC”) relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold.  With respect to actions taken by the Company, the Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale.  The Memorandum describes all material aspects, including attendant risks, of an investment in the Company.  The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act, and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Company, nor, to the Company’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Units.  The Company has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining it for failing to comply with Section 503 of Regulation D.

(i)           The Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s or its subsidiaries, as the case may be, ownership or use of such property or assets.  With respect to the property and assets it leases, if any, each of the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

(j)           The Company has authorized and outstanding the capital stock as set forth in the Memorandum as of the date set forth therein.  All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except for  warrants and options referred to in the Memorandum: (i) there are no outstanding options, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of the Company and there are no contracts, commitments or understandings to which the Company is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of the Company are reserved for issuance for any purpose; and (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which the Company is a party with respect to the ownership, voting or transfer of Units of stock or other securities of the Company, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights.  The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof.  All issuances by the Company of its securities have been registered or were exempt from registration under the Act and any applicable state securities laws.

(k)           The financial statements, together with the related notes, of the Company included in the Company’s SEC filings and the Memorandum present fairly in all material respects the financial position of the Company as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby.  Except as set forth in such financial statements and incurred in the ordinary course of business, the Company has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions subsequent to December 31, 2009.

(l)           The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as is described in the Memorandum or where such regulation is otherwise applicable to commercial enterprises generally.  The Company has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted, except to the extent the failure to so obtain would not reasonably be expected to have a Material Adverse Effect.  The Company has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would reasonably be expected to have a Material Adverse Effect, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

(m)           No default by the Company or, to the knowledge of the Company, any other party exists in the due performance under any material agreements to which the Company is a party or to which any of its assets are subject, other than defaults that would not reasonably be expected to have a Material Adverse Effect.  No default by the Company or, to the knowledge of the Company, any other party exists in the due performance under any material agreements to which the Company is a party or to which any of its assets are subject, other than defaults that would not reasonably be expected to have a Material Adverse Effect.

(n)           There are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of the Company, threatened, against the Company, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to the Company or such officer or director, would reasonably be expected to have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the enforceability thereof.

(o)           The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default), under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults, terminations, amendments, accelerations or cancellations which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The businesses of the Company are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           Except as set forth in the Memorandum, since December 31, 2009, there has been no:  (i) material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements (as defined below), or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business or (ii) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of the Company.

(q)           Except as set forth in the Memorandum, there are no loans, leases, royalty agreements or other transactions between (i) the Company or any of its customers or suppliers; and (ii) any officer, employee, consultant or director of the Company or any person owning five (5%) percent or more of the capital stock of the Company or five (5%) percent or more of the ownership interests of the Company or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

(r)           Each of the Company and its Subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are prudent and customary in the business in which it is engaged, including directors and officers liability. Neither the Company nor any Subsidiary has any reason to believe that it will not be able: (i) to renew its existing insurance coverage as and when such policies expire; or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted.

(s)           The Company or its Subsidiaries owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all intellectual property in connection with the conduct its business as now operated.  There is no pending claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any intellectual property necessary to enable it to conduct its business as now operated.  To the Company’s knowledge, the Company’s current and proposed products, services and processes do not infringe on any intellectual property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  The Company has not received any written notice of infringement of, or conflict with, the asserted rights of others with respect to its intellectual property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its intellectual property.

(t)           Except as set forth in the Memorandum, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its businesses, properties or assets or their officers or directors in their capacity as such, that would reasonably be expected to have a Material Adverse Effect.

(u)           Each of the Company and its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that it has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  To the Company’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax.  To the Company’s knowledge, none of the Company’s or any Subsidiary’s tax returns is presently being audited by any taxing authority.  To the Company’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax.

(v)           Except as set forth in the SEC Documents, since January 1, 2009, the Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act.  The SEC Documents have been made available to the Investor via the SEC’s EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party have been filed as exhibits to the SEC Filings.  As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing.  The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved except: (1) as may be otherwise indicated in such financial statements or the notes thereto; or (2) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, if any, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as expressly set forth in the Company Financial Statements or in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than: (1) liabilities incurred in the ordinary course of business subsequent to December 31, 2009; and (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.  All information relating to or concerning the Company and its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures) set forth in the Transaction Documents and the SEC Documents, when taken together as a whole, does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(w)           The shares of Common Stock are quoted on the OTCBB under the symbol “SPOM.”  The Company has not received notice (written or oral) from the OTCBB to the effect that the Company is not in compliance with the continuing requirements of the OTCBB.  The Company is, and it has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(x)           The Company has complied in all material respects with the laws, rules and regulation under the Sarbanes-Oxley Act of 2002 to the extent applicable to the Company.

(y)           Neither the Company, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(z)           To the knowledge of the Company, neither the sale of the Units by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.  Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person.  To the knowledge of the Company, the Company is in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(aa)         Except for the compensation set forth in this Agreement or the Memorandum, the Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering, and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 9 hereof.  The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.  Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(bb)           Neither the Company, its affiliates, nor any person acting on its or their behalf has made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Units  pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Act, or any applicable stockholder approval provisions, which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Nor will the Company or its affiliates take any action or steps that would knowingly cause the offer or issuance of the Units to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Units, which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

3.           Certain Obligations of the Company and Placement Agent Compensation.

(a)           The Company shall cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents, employees, to use the Memorandum in connection with the sale of the Units until the Termination Date, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b)           The Company shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c)           As compensation for its services under this Agreement, at each Closing, the Placement Agent will receive (i) a cash fee (the “Placement Agent Fee”) equal to 10% of the aggregate gross cash proceeds that the Company receives from the sale of Units at such closing and (ii) a non-accountable expense allowance (the “Expense Allowance”) equal to 2% of the aggregate gross proceeds that the Company receives from the sale of Units at such closing and a legal expense reimbursement not to exceed $15,000, $5,000 of which has previously been paid, with the balance to be paid upon the initial Closing.

(d)           In addition to the Placement Agent Fee and Expense Allowance and reimbursement set forth in clause (c) above, the Company shall at each Closing issue to Placement Agent, or its designee(s), a warrant to purchase 12% of the number of shares of Common Stock (i) included in the Units at an exercise price of $0.15 per share and (ii) issuable upon exercise of the Investor Warrants at an exercise price of $0.25 (the “Placement Agent Warrants”).  The Placement Agent Warrants shall be substantially identical to the Investor Warrants.

(e)           The Company shall also pay to the Placement Agent the Placement Agent Fee and issue to the Placement Agent or its designees the Placement Agent Warrants, calculated according to the percentages set forth in Sections 3(c) and (d) of this Agreement, if any party on the Potential Investor List makes a private investment in the Company at any time prior to the date that is twelve (12) months after the later to occur of the Termination Date and the Final Closing (the “Post-Closing Investors”).  In that regard, the Placement Agent shall update the Potential Investor List within 5 business days following the later to occur of the Termination Date and the Final Closing which shall represent a comprehensive list of Post Closing Investors for purposes of the “tail” provisions of this section.  The Company acknowledges and agrees that the Potential Investor List is proprietary to the Placement Agent and shall be maintained in strict confidence by the Company.  As used herein, the term “Post Closing Investors” includes any party that is an affiliate or a referral of the specific party named in the Potential Investor List.

4.            Subscription and Closing Procedures.

(a)           The Units sold in the Offering will be sold pursuant to Subscription Agreements between the Company and the investors in the Offering in the form annexed to the Memorandum.

(b)          All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent or the Company, if received by it, to, and deposited into, a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”).  All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among the Company, the Placement Agent and the Escrow Agent.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account.  The Company will either accept or reject, for any or no reason, the Subscription Agreements in a timely fashion and at each Closing will countersign the Subscription Agreements and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers.  The Company will give notice to the Placement Agent of its acceptance of each subscription.  The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(c)           If all of the conditions set forth elsewhere in this Agreement are fulfilled, the initial Closing shall be held in accordance with the terms of the Memorandum with respect to the Units sold.  Thereafter, additional closings may be held until either (i) all of the Units are sold or (ii) the Termination Date, with the final closing (the “Final Closing” and each closing of the purchase and sale of Units is referred to in this Agreement as a “Closing”) to occur within 10 days from the earlier of the Termination Date or the sale of all Units offered.  Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent’s offices against delivery of the securities comprising the Units by the Company at the address set forth in Section 14 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and its counsel as of such Closing.  Executed instruments/certificates for the Units and the Agent’s Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the date of each Closing (“Closing Date”), and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing.

(d)           If subscriptions for Units have not been received and accepted by the Company on or before the expiration of the Offering Period for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.           Further Covenants.  The Company hereby covenants and agrees that:

(a)           Except upon prior written notice to the Placement Agent, the Company shall not, at any time prior to the Closing, knowingly take any action which would reasonably be expected to cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of the Closing date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b)            If, at any time prior to the Final Closing (i) any event shall occur which does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Memorandum so that the representations, warranties and covenants herein remain true, or (ii) in case it shall, in the opinion of counsel to the Placement Agent and the Company, be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, the Company shall, in the case of (i) above, promptly notify the Placement Agent and, in the event of either (i) or (ii) above shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements to the Memorandum in such quantities as the Placement Agent may request.  The Company shall not at any time, whether before or after the Final Closing, prepare or use any amendment or supplement to the Memorandum of which the Placement Agent shall not previously have been advised and furnished with a copy, or to which the Placement Agent or its counsel will have reasonably objected in writing or orally (confirmed in writing within 24 hours), or which is not in compliance with the Act, the regulations thereunder and other applicable securities laws. As soon as the Company is advised thereof, the Company shall advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of the qualification or registration of the Units or the Securities for offering or the suspension of any exemption for such qualification or registration of the Units or the Securities for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company shall use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)            The Company will use its commercially reasonable efforts to assist counsel to the Placement Agent in qualifying the Units for sale under the securities laws of such U.S. jurisdictions as may be mutually agreed to by the Company and the Placement Agent; provided, that the Company will not be required or obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Units.  Furthermore, the Company shall file a copy of a Notice of Sale on Form D with the SEC within the prescribed time period and shall file all amendments with the SEC as may be required.  Copies of the Form D and all amendments thereto shall be provided to the Placement Agent.  The Company or its counsel will provide counsel for the Placement Agent with copies of all correspondence or other documentation filed with or received from any jurisdiction where the Units are to be registered or qualified or offered.  The Company will promptly provide to the Placement Agent for delivery to all offerees and investors and their representatives any additional information, documents and instruments which the Placement Agent or the Company reasonably deem necessary to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with such exemptions or qualifications and registrations in those states where the Units are to be offered or sold.

 (d)           The Company shall place a legend on the certificates representing the securities comprising the Units and the Placement Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(e)           The Company shall apply the net proceeds from the sale of the Units to fund its working capital requirements and for such other purposes as substantially described under the “Use of Proceeds” section of the Memorandum.

(f)           During the Offering Period, the Company shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense or violation of any confidentiality agreements.

(g)         Except to the extent set forth in Section 1(a) hereto, until the earlier of (i) completion of the Offering, and (ii) the Termination Date, neither the Company nor any person or entity acting on its behalf shall negotiate with any other placement agent or underwriter with respect to a private or public offering of the Company’s debt or equity securities. Notwithstanding the foregoing, the Company shall have the ability during the Term, to negotiate and conclude terms with respect to establishing an equity credit line with a third party provider; provided the following terms are adhered to: (a) the Placement Agent shall be provided with periodic updates with respect to such activities during the Term, (b) no equity line shall be established that contemplate share issuances are below the per share offering price of the Shares or which contain terms that are more favorable than the terms of the Offering, (c) no actions shall be taken with respect to the establishment of the credit line which would jeopardize the exempt nature of the Offering under federal or state securities laws, including without limitation, the filing during the Offering Period of a registration statement with the SEC with respect to such credit line.   In addition, except as contemplated in Section 1(a) or in the Memorandum, neither the Company nor anyone acting on its behalf shall, until the Termination Date, offer for sale to, or solicit offers to subscribe for Units or other securities of the Company from, or otherwise approach or negotiate in respect thereof with, any other person.

(h)     Until the earlier of (i) the Termination Date and (ii) the Final Closing, the Company will not issue any press release, grant any media interview (including without limitation, internet media outlets), or otherwise communicate with the media in any manner whatsoever except to the extent it first provides the Placement Agent prior written notice of the proposed press release or other communication which it desires to make and provides the Placement Agent with a reasonable opportunity to comment on such press release or other communication.   In no event shall the Company issue any press release or otherwise communicate with the media in a fashion that could jeopardize the exempt nature of the Offering.

(i)       The Company shall pay all expenses incurred in connection with the preparation and printing of all necessary offering documents, amendments, and instruments related to the Offering and the issuance of the Units, the Common Stock, Investor Warrants and the Placement Agent Warrants, and shall also pay its own expenses for accounting fees, legal fees, bound volumes of closing documents, and other costs involved with the Offering. The Company shall provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. The Blue Sky filings shall be prepared by the Placement Agent’s counsel for the Company’s account, with copies to Company’s counsel concurrently (or as soon as sent or received as reasonable possible) of the filings, correspondence, orders, findings and all related matters.  In addition, the Company shall pay all filing fees and reasonable legal fees and expenses for Blue Sky services and related filings and out-of-pocket expenses of the Placement Agent’s counsel with respect to Blue Sky exemptions that are sought with respect to the Offering (the “Blue Sky Expenses”), $4,000 of which shall be paid to the Placement Agent’s counsel upon the First Closing, and additional reasonable amounts, if any, of which shall be paid at any subsequent Closing, as applicable.  The Blue Sky filings shall be prepared by the Placement Agent’s counsel for the Company’s account and Placement Agent’s counsel shall communicate with the Company’s counsel with respect to such filings.

6.           Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder to affect each Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)           Each of the representations and warranties of the Company qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties of the Company not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)           The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed by and complied with it under the Transaction Documents at or before each Closing.

(c)            No order suspending the use of the Memorandum or enjoining the offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the Company’s knowledge, are contemplated or threatened.

(d)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e)           The Placement Agent shall have received certificates of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, certifying, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in paragraphs (a), (b), (c) and (d) above.

(f)           The Company shall have delivered to the Placement Agent: (i) at each Closing a currently dated good standing certificate from the secretary of state of its jurisdiction of incorporation and each jurisdiction in which the Company and each Subsidiary is qualified to do business as a foreign corporation, and (ii) at the First Closing, certified resolutions of the Company’s Board of Directors approving this Agreement and the other Transaction Documents, and the transactions and agreements contemplated by this Agreement and the other Transaction Documents.

(g)           On or prior to the date hereof and at each Closing, either the Chief Executive Officer or the Chief Financial Officer of the Company shall have provided a certificate to the Placement Agent confirming that, to the best of their knowledge, there have been no material adverse changes in the condition (financial or otherwise) or prospects of the Company from the date of the financial statements included in the Memorandum, the absence of undisclosed liabilities and such other matters relating to the financial condition and prospects of the Company that the Placement Agent may reasonably request.

(h)           At each Closing, the Company shall pay and deliver to the Placement Agent the Placement Agent Fee, calculated in accordance with Sections 3(c), the Expense Allowance, calculated in accordance with Sections 3(c) and the Blue Sky Expenses in accordance with Section 5(i) hereof.

(i)           At each Closing the Company shall have delivered to the Placement Agent and/or its designees, the appropriate number of Placement Agent Warrants, calculated in accordance with Section 3(d) hereof.

(j)           There shall have been delivered to the Placement Agent a signed opinion of Aboudi & Brounstein Law Offices,  counsel to the Company, dated as of each Closing Date, containing substantially the opinions set forth as Exhibit B hereto.

(k)           All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Agent’s Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7.            Representation and Warranties of the Placement Agent; Covenants of the Placement Agent.

(a)           The Placement Agent hereby represents and warrants to the Company that it is a registered broker-dealer pursuant to the Exchange Act and a member in good standing of the Financial Industry Regulatory Authority

(b)           The Placement Agent shall not engage in any form of general solicitation or general advertising that is prohibited by Regulation D in connection with the Offering, or take any action that might reasonably be expected to jeopardize the availability for the Offering of the exemption from registration provided by Rule 506 under Regulation D.

8.            Indemnification.

(a)           The Company shall: (i) indemnify and hold harmless the Placement Agent, its selected dealers, agents and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such agents (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability is found in a final judgment, or judgment not appealed within the prescribed appeal time period, in both cases by a court of competent jurisdiction to have resulted from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons specifically for use in the Memorandum, (B) any violations by the Placement Agent or such controlling persons of the Act or state securities laws which does not result from a violation thereof by the Company or any of its affiliates, or (C) the gross negligence, willful misconduct, or bad faith of the Placement Agent or the party claiming a right to indemnification.  In addition to the foregoing agreement to indemnify and reimburse the Indemnitees, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering and provided that such claim did not arise out of actions taken by the Placement Agent.

(b)    The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof), joint or several, to which the Company or any such person may become subject under the Act or otherwise, in connection with the offer and sale of the Units, insofar whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company and such persons within the meaning of the Act or any third party, but only insofar as such losses, claims, damages or liabilities are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, but only with reference to information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof, or (B) fraud, willful misconduct or gross negligence of the Placement Agent.  The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies, including appeals. Notwithstanding the foregoing, (i) in no case shall the Placement Agent have any liability to any person under this Section 8(b) for the gross negligence, fraud or willful misconduct of the Company or any person entitled to indemnification hereunder and (ii) in no event shall the Placement Agent’s indemnification obligation hereunder exceed the fees payable to it hereunder, except in cases of the Placement Agent’s gross negligence, fraud or willful misconduct as determined in a final judgment, or judgment not appealed within the prescribed appeal time period, in both cases by a court of competent jurisdiction.

(c)     Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9.           Contribution.  To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total commissions and fees actually received by the Placement Agent.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9. Anything in this Section 10 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

10.         Termination.

(a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of the Company contained herein, in the Memorandum or in any other Transaction Document shall prove to have been false or misleading in any material respect when actually made, (ii) the Company shall have failed to perform any of its material obligations hereunder or under any other Transaction Document; or (iii) there shall occur any event, within the control of the Company, which could materially adversely affect the transactions contemplated hereby or the other Transaction Documents or the ability of the Company to perform thereunder.  In such event, the Placement Agent shall be entitled to receive from the Company, within ten (10) business days of the Termination Date, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) any and all Placement Agent Fee which would have been earned through the Termination Date based on amounts in the Escrow Account that, but for the termination would have been available in normal course for release to the Company at a Closing and shall retain any Placement Agent Fee for any closings previously consummated; (B) the Expense Allowance based on amounts in the Escrow Account that, but for the termination would have been available in normal course to be paid to the Placement Agent at a Closing and shall retain any Expense Allowance for any closings previously consummated [(A) and (B) collectively, the “Termination Amount”] and (C) all amounts which may become payable in respect of Post-Closing Investors pursuant to Section 3(e) hereof.  In addition, in the event such termination occurs prior to the time that a Closing has been consummated and there are no funds in the Escrow Account, the Placement Agent will be entitled, upon presentation of a written accounting therefor in reasonable detail (but without the need to include the underlying statements or evidence of payment), to prompt reimbursement of its actual, out-of-pocket expenses related to the Offering in an amount not to exceed $15,000  (of which $5,000 has previously been paid) including but not limited to fees and expenses of legal counsel, travel expenses and the fees and expenses of outside experts, if any, retained to assist the Placement Agent with due diligence (the foregoing hereinafter referred to as the “Expense Reimbursement”).

(b)  This Offering may be terminated by the Company at any time prior to the expiration of the Offering Period in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder (excluding failing to raise the Minimum Amount hereunder). In the event of any such termination by the Company, the Placement Agent shall not be entitled to any amounts whatsoever except for the Expense Reimbursement.

(c)  This Offering may also be terminated by the Company at any time prior to the expiration of the Offering Period for any reason not covered in Section 10(b) above (the “Company 10(c) Termination”).  In such event, the Placement Agent shall be entitled to receive from the Company (i) the Termination Amount (or if at the time of such termination, there are no funds in the Escrow Account that have or are to be released to Company, the Expense Reimbursement) and (ii) all amounts which may become payable in respect of Post-Closing Investors pursuant to Section 3(e) hereof.  In addition, if within twelve (12) months after the Company 10(c) Termination, the Company conducts a public or private offering of its securities or enters into a letter of intent with respect to the foregoing, then upon the closing of any such transaction, the Placement Agent shall be entitled to receive from the Company an amount equal to five (5%) of the gross proceeds raised in such transaction (the “Company 10 (c) Termination Amount”).

(d)  Upon any such termination, the Placement Agent and the Company will cause, via written instructions to the Escrow Agent, all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty, expense or deduction.

(e)  Before any termination by the Placement Agent under Section 10(a) or by the Company under Section 10(b) or Section 10(c) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”).  The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the Transactions, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the Transactions contemplated hereby; otherwise, the Offering shall terminate.

11.           Survival.  The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification pursuant to Section 8 and contribution pursuant to Section 9 shall survive any termination or completion of the Offering.  The respective indemnities, agreements, representations, warranties and other statements of the Company or the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units.  In addition, the provisions of Sections 3(e), 5(e), and 10 through 18 hereof shall also survive the termination or expiration of this Offering.

12.            Notices.  All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to the Placement Agent at 155 Bovet Road, Suite 725, San Mateo, CA 94402, with a copy to Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, New York 10017, Attention: Steven D. Uslaner, Esq., telefax number (212) 490-2990 and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to SPO Medical Inc., 3 Gavish Street, POB 2454, Kfar Saba Israel, Attention: Michael Braunold, telefax number (972) 9-764-3571 with a copy to Aboudi & Brounstein Law Offices, 3 Gavish Street, POB 2432, Kfar Saba Ind. Zone 44641 Israel, Attention: David Aboudi, telefax number 972-9-764-4834.

13.           Governing Law, Jurisdiction, Costs.   This Agreement shall be deemed to have been made and delivered in New York, New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof.   The parties hereto irrevocably submit to the exclusive jurisdiction of the New York State or United States Federal courts located in the Borough of Manhattan, New York over any action or proceeding arising out of or in any manner relating to this Agreement or any agreement contemplated hereby, and the parties irrevocably agree that all claims in respect of any such action or proceeding shall be heard in such New York State or Federal court. The parties hereto further irrevocably waive any objection to venue in such state and any objection to an action or proceeding in such state on the basis of an inconvenient forum. Service of process may be made upon either party by mailing a copy thereof to it, by certified or registered mail, at its address to be used for the giving of notices under this Agreement. The prevailing party in any action or proceeding brought arising out of or relating to this Agreement shall be entitled to receive from the other party all costs, fees and expenses, including without limitation, the fees and expenses of legal counsel, incurred in connection with such action or proceeding.

14.           Limitation of Engagement to the Company. The Company acknowledges that the Placement Agent has been retained only by the Company, that the Placement Agent is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of the Placement Agent is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against the Placement Agent or any of its affiliates, or any of its or their officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the 1934 Act), employees or agents, other than the indemnification and contribution provisions set forth in Sections 8 and 9 hereof. Unless otherwise expressly agreed in writing by the Placement Agent, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of the Placement Agent, and no one other than the Company is intended to be a beneficiary of this Agreement.

15.           Limitation of Liability to the Company. Except as provided in Section 8 (Indemnification) and Section 9 (Contribution), neither the Placement Agent nor any of its affiliates or any of its or their officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the 1934 Act ), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by the Placement Agent and that are determined in a final judgment, or judgment not appealed within the prescribed appeal time period, in both cases by a court of competent jurisdiction to have resulted from the fraud, gross negligence, or willful misconduct of the Placement Agent.

16.           Miscellaneous.  No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

17.           Entire Agreement.  This Agreement supersedes all prior agreements (including, without limitation, that certain letter agreement  between the Company and the Placement Agent dated June 14, 2010) between the parties with respect to the Offering and the subject matter hereof.

18.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  This Agreement shall become effective when one or more counterparts has been signed and delivered by each of the parties hereto.

* * * * *

If the foregoing is in accordance with your understanding of the agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

SPO MEDICAL INC.

By:	/s/ Michael Braunold

Michael Braunold
Chief Executive Officer

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Accepted and agreed to this
12th day of July, 2010

EMERSON EQUITY LLC

By:	/s/ Domenic Baldini

Domenic Baldini
President